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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2001

                            True North Communications
                                      Inc.
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             (exact name of registrant as specified in its charter)

Delaware                               1-5029                   36-1088161
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


101 East Erie Street, Chicago, Illinois                              60611-2897
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:              (312) 425-6500
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                                              (Not Applicable)
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           Former name or former address, if changed since last report


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         Item 5.  Other Events

         On March 19, 2001, the Registrant issued its fourth quarter and full-year earnings release and a press release in the form attached to this report as exhibit 99.2.

         (c)      Exhibits:

99.1     Earnings Release dated March 19, 2001

99.2     Press Release dated March 19, 2001


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TRUE NORTH COMMUNICATIONS INC.

                             By     /s/ Kevin J. Smith

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                                        Kevin J. Smith
                                    Chief Financial Officer

Dated:   March 19, 2001


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                                  EXHIBIT INDEX


Exhibit No.                         Description
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99.1                                Earnings Release dated March 19, 2001

99.2                                Press Release dated March 19, 2001


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